UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 10, 2022

NICHOLAS FINANCIAL, INC.

(Exact name of registrant as specified in its Charter)

British Columbia, Canada	0-26680	59-2506879
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2454 McMullen Booth Road, Building C Clearwater, Florida	33759
(Address of Principal Executive Offices)	(Zip Code)

(727) 726-0763

(Registrant’s telephone number, Including area code)

Not applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NICK	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 6, 2022, the President and Chief Executive Officer of Nicholas Financial, Inc. (the “Company”) informed the Board of Directors of the Company (the “Board”) of his intention to resign his position as President and Chief Executive Officer, and to retire from the Board, in each case, effective as of May 9, 2022.

On May 10, 2022, the Company entered into a separation and release of claims agreement with Mr. Marohn. Pursuant to the agreement, Mr. Marohn’s resignation is effective as of May 9, 2022. In addition to unpaid salary and accrued vacation pay through May 9, 2022, Mr. Marohn is entitled to receive a severance payment of $131,250 and continuation of COBRA benefits for 4.5 months. His restricted stock awards continue to be governed by the award agreements for each award, with all unvested restricted stock forfeited. The separation and release of claims agreement contains a one year non-compete provision, and prohibits Mr. Marohn from soliciting customers for one year and Company employees for two years. The separation and release of claims agreement is attached hereto as Exhibit 10.1.

On May 9, 2022, the Board appointed Michael Rost, 51, as interim Chief Executive Officer, effective immediately. Mr. Rost has worked at the Company for more than 20 years. Prior to his appointment, Mr. Rost served as Vice President of Branch Operations for the Company since April 2021, as Divisional Vice President from June 2018 until April 2021, as District Manager from December 2010 until June 2018, and as Branch Manager from December 2001 until December 2010.

Item 7.01 Regulation FD Disclosure

On May 10, 2022, the Company issued a press release in connection with Mr. Marohn’s resignation and Mr. Rost’s appointment, which is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2. of Form 8-K, the information in this Item 7.01 and Exhibit 99.1 hereto is being furnished for informational purposes only and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as

Item 9.01 Financial Statements and Exhibits

Exhibit #	Description
10.1	Separation and General Release Agreement between Nicholas Financial, Inc. and Doug Marohn
99.1	Press Release Dated May 10, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

NICHOLAS FINANCIAL, INC.
(Registrant)

Date: May 10, 2022	/s/ Irina Nashtatik
Irina Nashtatik
Chief Financial Officer (Principal Financial Officer)